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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 19, 2001
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                                (Date of Report)



                                NEORX CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         WASHINGTON                      0-14116                 91-1261311
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(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)

            410 WEST HARRISON STREET, SEATTLE, WASHINGTON 98119-4007
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               (Address of principal executive offices) (Zip Code)

                                 (206) 281-7001
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              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITIONS OF ASSETS

        On April 19, 2001, NeoRx Corporation ("NeoRx") completed the purchase of certain radiopharmaceutical manufacturing assets of International Isotopes Inc. ("I3") located in Denton, Texas, pursuant to an Asset Purchase Agreement dated March 20, 2001. The acquired assets, which consist of both real and personal property, will be held in the name of NRX Acquisition Corporation ("NRX"), a wholly owned subsidiary of NeoRx.

        Consideration for the assets consisted of payment by NeoRx of $6 million in cash on hand, assumption by NeoRx and NRX of $6 million of restructured debt of I3 held by Texas State Bank, McAllen, Texas (the "Loan"), and issuance by NeoRx to I3 of a three-year warrant to purchase, at an exercise price of $10 per share, up to 800,000 shares of NeoRx common stock (the "Warrant Shares"). NeoRx has agreed to file a registration statement to register the Warrant Shares for resale upon satisfaction of certain conditions. In connection with the Loan, NeoRx and NRX granted Texas State Bank a security interest in the assets acquired in this transaction. The purchase price for the assets was determined by good faith arms' length negotiation between the parties.

        Prior to the acquisition of assets, NeoRx and I3 had entered into Clinical Manufacture and Supply Agreement dated as of February 21, 2000, pursuant to which I3 was to install and qualify a manufacturing facility and process for the pending phase III clinical trials of NeoRx's proposed Skeletal Targeted Radiation ("STR") product. As previously reported, NeoRx's STR trials currently are on clinical hold with the U.S. Federal Drug Administration. The assets acquired relate to the radiopharmaceutical manufacturing facilities and process envisioned under this contract, which contract could not be performed by I3 because of lack of funding. NeoRx intends to use the assets primarily to produce NeoRx's STR and other products in development. Additionally, it intends to explore select opportunities to provide manufacturing contract services to third parties.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired; (b) Pro Forma Financial Information.

Not applicable. The acquisition of assets in this case does not involve a "business" within the meaning of Rule 11-02 under Regulation S-X.

(c) Exhibits.

Exhibit 10.1. Asset Purchase Agreement between NeoRx Corporation and International Isotopes Inc. dated March 20, 2001 (incorporated herein by reference to Exhibit 10.21 to NeoRx's Annual Report on Form 10-K for the year ended December 31, 2000)


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEORX CORPORATION

Dated:  April 23, 2001               By   /s/ Paul G. Abrams
                                          -------------------------------------
                                          Paul G. Abrams
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit 10.1. Asset Purchase Agreement between NeoRx Corporation and International Isotopes Inc. dated March 20, 2001 (incorporated herein by reference to Exhibit 10.21 to NeoRx's Annual Report on Form 10-K for the year ended December 31, 2000)


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